EXHIBIT 10.1

AMENDMENT NO. 1 TO
EQUITY PURCHASE AGREEMENT

AMENDMENT No. 1 (the “AMENDMENT”), dated as of April 3, 2013, to the EQUITY PURCHASE AGREEMENT dated as of July 11, 2011 (the “AGREEMENT”), by and between SOUTHRIDGE PARTNERS II, LP, a Delaware limited partnership (“INVESTOR”), and EL CAPITAN PRECIOUS METALS, INC., a Nevada corporation (the “COMPANY”).

WHEREAS, the Company and Investor have heretofore executed and entered into the Agreement;

WHEREAS, under Section 10.6 of the Agreement, the Company and Investor may amend the provisions of the Agreement pursuant to a written instrument signed by the parties; and

WHEREAS, the Company and Investor each desire to amend the Agreement pursuant to this Amendment in order to extend the duration of the Commitment Period (as defined in the Agreement).

NOW, THEREFORE, the Company and Investor hereby amend the Agreement as follows:

1.     DEFINED TERMS. Capitalized terms used in the Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

2.     Amendment to DEFINITION OF “COMMITMENT PERIOD.” The definition of “Commitment Period” set forth in Section 1.1 of the Agreement shall be amended to mean the period commencing on the Effective Date, and ending on the earlier of (i) the date on which Investor shall have purchased Put Shares pursuant to this Agreement for an aggregate Purchase Price of the Maximum Commitment Amount, or (ii) July 11, 2014.

3.     NO ADDITIONAL MODIFICATION. The Agreement shall not be modified by this Amendment in any respect except as expressly set forth herein. Whenever the Agreement is hereinafter referred to, it shall be deemed to mean the Agreement as amended hereby.

4.     COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

[SIGNATURES ON FOLLOWING PAGE]

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Equity Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

SOUTHRIDGE PARTNERS II, LP

By:	Southridge Advisors LLC

By:	/s/ Stephen Hicks
Name: Stephen Hicks Title: Manager

EL CAPITAN PRECIOUS METALS, INC.

By:	/s/ John F. Stapleton
Name: John F. Stapleton Title: Chief Financial Officer

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